UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2019

FLIR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2019, FLIR Systems, Inc. (the “Company” or “FLIR”) appointed Travis Johnson, 34, as Vice President, Corporate Controller and principal accounting officer of the Company, effective December 2, 2019. Mr. Johnson served as the Vice President and Chief Accounting Officer of The KeyW Corporation, an innovative national security solutions provider to the Intelligence, Cyber, and Counterterrorism communities, a position he held from 2018 to October 2019. Prior to that, Mr. Johnson held multiple positions of increasing responsibility with Leidos, Inc., a Fortune 500 science, engineering and information technology company, from 2009 to 2018, including as Operations Finance Director in the Defense Solutions Segment. Mr. Johnson holds a Bachelors in Business Administration from James Madison University and earned his Master of Business Administration from the University of Maryland and is a Certified Public Accountant and Certified Fraud Examiner.

In connection with his appointment, Mr. Johnson will receive an annual base salary of $350,000 (“Base Salary”) and a target annual incentive plan bonus opportunity of $157,500, or 45% of Base Salary. Mr. Johnson's target annual value of long-term incentive bonus, to be first granted in April 2020, is $300,000, or 86% of Base Salary. In addition, Mr. Johnson will receive a sign-on cash bonus of $175,000 and a sign-on equity grant consisting of restricted stock units with a grant date fair value of $175,000.

Mr. Johnson replaces Brian E. Harding, FLIR’s current Vice President, Corporate Controller and principal accounting officer. Mr. Harding will work with Mr. Johnson to ensure an orderly transition until his departure from the Company on February 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIR SYSTEMS, INC.
(Registrant)

November 22, 2019	By	/s/ Sonia Galindo
Sonia Galindo
Senior Vice President, General Counsel, Secretary, and Chief Ethics and Compliance Officer